                                                                      Exhibit 99

GAP INC. REPORTS STRONG FIRST QUARTER EARNINGS GROWTH; EARNINGS PER SHARE UP 23 PERCENT ON SALES GAIN OF 20 PERCENT

SAN FRANCISCO, CA, - May 11, 2000 - Gap Inc. (NYSE-GPS) today announced record sales and earnings for the first quarter which ended Apr. 29, 2000. Earnings per share during the quarter rose 23 percent to $0.27 versus $0.22 the prior year.

First quarter net sales rose 20 percent to $2.7 billion, compared with $2.3 billion in 1999. Comparable store sales decreased 2 percent versus an 11 percent increase last year.

During the first quarter, the company's comparable store sales by division were as follows:

     . Gap Domestic turned in a negative mid-single digit versus a positive mid-single digit last year
     . Gap International had a positive mid-single digit versus positive high-twenties last year
     . Banana Republic had a positive mid-single digit versus positive low-teens last year
     . Old Navy turned in a negative low-single digit versus positive low-twenties last year.

Total first quarter sales growth has averaged 30 percent during the past three years; comparable store sales increases have averaged 9 percent.

Net earnings increased 16 percent in the first quarter to $235 million compared with $202 million last year. After-tax return on sales was 8.6 percent, down 30 basis points from last year.

Millard S. Drexler, president and chief executive officer, said, "We had a strong quarter. Despite a slow Easter, we posted record results, with earnings per share up 23 percent in the first quarter over a 47 percent increase last year. Gap, Banana Republic and Old Navy all had positive earnings growth. These results show the strength of our brands and our management team in driving long-term growth."

Store count and square footage at quarter end for 2000 and 1999 were as follows:

                           April 29, 2000              May 1, 1999
--------------------------------------------------------------------------
                       Number of      Sq. Ft.      Number of      Sq. Ft.
                         Stores      (millions)      Stores     (millions)
--------------------------------------------------------------------------
Gap Domestic              1,812          10.6         1,533         9.1
--------------------------------------------------------------------------
Gap International           433           2.4           326         1.6
--------------------------------------------------------------------------
Banana Republic             354           2.7           295         2.1
--------------------------------------------------------------------------
Old Navy                    546           9.8           420         6.7
--------------------------------------------------------------------------
Total                     3,145          25.5         2,574        19.5
--------------------------------------------------------------------------
Increase                     22%           31%           16%         22%


Webcast and Conference Call Information

Heidi Kunz, executive vice president and chief financial officer, will host a summary of Gap Inc.'s first quarter results in a live conference call and real-time webcast, which is accessible via www.gapinc.com. The webcast is located in the Performance Section under Sales and Earnings and will begin at 8:30 a.m. Eastern Time today. All interested parties may also attend via the conference call at 800-374-0168. For international users, please dial 706-634-0994. Replay will be made available on www.gapinc.com and 1-800-GAP NEWS for two weeks after this announcement.


Copyright Information

The conference call and webcast will be simultaneously recorded on behalf of Gap Inc. and consist of copyrighted material. They may not be re-recorded, reproduced, retransmitted or rebroadcast without Gap Inc.'s express written permission. Your participation represents your consent to these terms and conditions, which are governed under California Law. Your participation on the call also constitutes your consent to having any comments or statements you make appear on any transcript or broadcast of this call.

Forward-Looking Statements

The information made available in this press release contains certain forward-looking statements that reflect Gap Inc.'s current view of future events and financial performance.

Wherever used, the words "expect," "plan," "anticipate," "believe" and similar expressions identify forward-looking statements.

Any such forward-looking statements are subject to risks and uncertainties and the company's future results of operations could differ materially from historical results or current expectations. Some of these risks include, without limitation, ongoing competitive pressures in the apparel industry, risks associated with challenging international retail environments, changes in the level of consumer spending or preferences in apparel, trade restrictions and political or financial instability in countries where the company's goods are manufactured, disruption to operations from Year 2000 issues and/or other factors that may be described in the company's annual report on Form 10-K and/or other filings with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenues and profitability are difficult to predict.

Attachment A                                                  Gap Unaudited
                                                              Inc. Condensed
                                                              Consolidated
                                                              Balance Sheets

------------------------------------------------
($000)                   April 29,        May 1,
                              2000          1999
------------------------------------------------
ASSETS

Current Assets

Cash and
  equivalents           $  436,172     $  456,107

Merchandise
  inventory              1,652,049      1,198,497

Prepaid
  expenses and
  other current
  assets                   315,709        263,927
-------------------------------------------------
Total Current
Assets                   2,403,930      1,918,531

Property and
equipment, net           2,905,064      1,997,900

Lease rights and
other assets               348,597        211,441
-------------------------------------------------
Total Assets            $5,657,591     $4,127,872
=================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------
($000)                                       April 29,           May 1,
                                                  2000             1999
-----------------------------------------------------------------------
Current Liabilities

  Notes payable                             $  631,461       $   97,834

  Accounts payable and accrued
    expenses                                 1,374,920        1,284,520

  Deferred lease credits and other
    current liabilities                         22,656           15,185
-----------------------------------------------------------------------
Total Current Liabilities                    2,029,037        1,397,539

Long-Term Liabilities

  Long-term debt                               769,287          545,045

  Deferred lease credits and other
    liabilities                                431,473          347,517
-----------------------------------------------------------------------
Total Long-Term Liabilities                  1,200,760          892,562

Shareholders' Equity                         2,427,794        1,837,771
-----------------------------------------------------------------------
Total Liabilities and Shareholders' Equity  $5,657,591       $4,127,872
=======================================================================

Attachment B                                                Gap Unaudited
                                                            Inc. Condensed
                                                              Consolidated
                                                              Statements
                                                              of Earnings

-------------------------------------------------------------------------
($000                  April 29,    Percentage     May 1,    Percentage
except per                 2000       to Sales       1999      to Sales
share
amounts)
-------------------------------------------------------------------------
Net sales           $  2,731,990       100.0    $  2,277,734     100.0
-------------------------------------------------------------------------
Costs and Expenses
Cost of
  goods sold
  and
  occupancy
  expenses             1,601,905        58.6       1,334,155      58.6

Operating
  expenses               750,303        27.5         615,149      27.0

Net
  interest
  expense                  8,953         0.3           4,638       0.2
-------------------------------------------------------------------------
Earnings
before
income
taxes                    370,829        13.6         323,792      14.2

Income
taxes                    135,353         5.0         121,422       5.3
-------------------------------------------------------------------------
Net
Earnings            $    235,476         8.6    $    202,370       8.9
-------------------------------------------------------------------------
Weighted
average
number of
shares -
basic                850,325,670                 854,464,568

Weighted
average
number of
shares -
diluted              888,020,166                 900,043,739
-------------------------------------------------------------------------
Earnings
per share -
basic               $       0.28                $       0.24

Earnings
per share -
diluted             $       0.27                $       0.22
-------------------------------------------------------------------------
Number of
stores
open at
end of
period                     3,145                       2,574

Total
square
footage at
end of
period                25,519,300                  19,517,136
=========================================================================